UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File number)	Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market
6.375% Mandatory Convertible Preferred Stock, Series A, $0.01 par value per share	BRKRP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2026, Bruker Corporation (the “Company”) and Falko Busse, Ph.D., an executive officer of the Company and President of the Bruker BioSpin Group (“Bruker BioSpin”), a wholly owned subsidiary of the Company, agreed that his duties as executive officer with the Company and as President of Bruker BioSpin would transition on or around May 1, 2026 and that his employment with the Company and Bruker BioSpin would terminate as of October 31, 2026 (the “Separation Date”).

In connection with Dr. Busse’s departure, Bruker Switzerland AG and Dr. Busse entered into a mutual separation agreement (the “Separation Agreement”), dated as of April 7, 2026. The Separation Agreement provides for separation benefits including severance, pro-rated bonus, and a payout for unused vacation days in an aggregate amount of CHF equal to approximately $1,020,351 to be paid upon the Separation Date. In addition, consistent with the provisions of the applicable plans and award agreements, Dr. Busse shall forfeit any unvested equity awards that he may hold on the Separation Date.

The Separation Agreement also contains customary provisions, including restrictive covenants and confidentiality, non-solicitation, and non-disparagement obligations.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: April 10, 2026	By:	/s/ THOMAS M. BURES
Thomas M. Bures
Chief Accounting Officer